12/16/2023 Jose Angel Salinas Dear Jose: Fisker Group Inc. (the “Company”) is pleased to offer you employment with the Company on the terms described below. 1. Position. You will start in a full-time position as of 1/08/2024 as Chief Accounting Officer and you will initially report to COO/ CFO. By signing this letter, you confirm with the Company that you are under no contractual or other legal obligations that would prohibit you from performing your duties with the Company. 2. Location of Work. You are hired to work out of Manhattan Beach, CA. The Company requires that you provide advance notice and receive a written agreement by the Company should you wish to move and continue your work for the Company from a different state. 3. Base Salary. You will be paid a starting salary at the rate of $350,000.00 per year, which will be paid in accordance with the Company’s standard payroll policies and subject to applicable withholdings and other required deductions. a. Relocation Expense Reimbursement. The company will pay you up to $10,000.00 for relocation-related expenses as follows: Once you commence your relocation to Los Angeles or the surrounding area, which is a mutual agreement determined by the Company and employee. This relocation reimbursement will cover all relocation-related expenses including moving, transportation, temporary housing, final move flights, etc. payment of qualified receipts is subject to approval. If you voluntarily discontinue employment with the Company within 24 months of your employment beginning, you will be responsible to reimburse the Company for the relocation benefits paid. c. Bonus Participation. In the event the Company is administering a bonus plan or program, you will be eligible to participate subject to the terms and conditions of the plan in question, including any eligibility requirements, and the determination of any person or committee administering the plan. Any bonus plan will be dependent on both company and individual performance and will be pro-rated based on the start date. The Company reserves the right to modify job titles and salaries and to create, modify, or terminate employee bonus from time to time as it deems necessary or appropriate. d. Restricted Stock Units. Subject to the approval of the Compensation Committee of Fisker Inc.’s Board of Directors (the “Committee”), you will be granted Restricted Stock Units (“RSUs”) with a value of USD $700,000.00 provided that you continue in active service with your employer, the Company or an entity of the Company through each vesting date. The RSUs will vest over 4 years as follows: 25% shall vest on the 1-year anniversary of the grant date; and the remaining 75% shall vest in equal amounts in each of the following quarter (3-month) anniversaries over the remaining 3 years, all subject to your continuous service with the Company through each vesting date. The number of shares of Class A Common Stock subject to your RSUs will be equal to the grant value divided by the closing price per share on the grant date (as reported on the NYSE), rounded down to the nearest whole number. In addition to the terms described above, the RSUs will be subject to the terms and conditions set forth in the Company’s 2020 Equity Incentive Plan (the “Plan”) and the Company’s standard form of RSU agreement, which you will be required to accept. 4. Employee Benefits. As a regular employee of the Company, you will be eligible to participate in the employee benefit plans and programs, if any, currently and hereafter maintained by the Company and generally available to similarly situated employees of the Company, subject in each case to the terms and conditions of the plan in question, including any eligibility requirements set forth therein, and the determination of any person or committee administering the plan. Notwithstanding the foregoing, the Company reserves the right to modify job titles and salaries and to modify or terminate benefits from time to time as it deems necessary or appropriate.

5. Confidential Information and Invention Assignment Agreement; Dispute Resolution Agreement. Like all Company employees, you will be required, as a condition of your employment with the Company, to sign (a) the Company’s Confidential Information and Invention Assignment Agreement (the “CIIAA”), attached hereto as Attachment A, and (b) the Company’s Dispute Resolution Agreement (the “Dispute Resolution Agreement”), attached hereto as Attachment B. 6. Right to Work. As required by federal immigration law, you will be required to provide to the company documentary evidence of your identity and eligibility for employment in the United States. Such documentation must be provided to us within 3 business days of your first date of employment, or the employment relationship may be terminated. In your situation, the Company will provide legal support to assist you in the immigration process that will need to be satisfied to continue employment under USA immigration guidelines. If you voluntarily leave the organization within 24 months, you will need to refund the costs of your immigration-related expenses back to the Company. 7. Employment Relationship. Employment with the Company is for no specific period of time. Your employment with the Company will be “at will,” meaning that either you or the Company may terminate your employment at any time and for any reason, with or without cause or notice. Any contrary representations which may have been made to you are superseded by this offer. This is the full and complete agreement between you and the Company on this term. Although your job duties, title, compensation, and benefits, as well as the Company’s personnel policies and procedures, may change from time to time, the “at- will” nature of your employment may only be changed in an express written agreement signed by you and the Company’s Chief Executive Officer. 8. Outside Activities. While you render services to the Company, you agree that you will not engage in any other employment, consulting or other business activity without the written consent of the Company. In addition, while you render services to the Company, you will not assist any person or entity in competing with the Company, in preparing to compete with the Company, or in hiring any employees or consultants of the Company. 9. Taxes, Withholding, and Required Deductions. All forms of compensation referred to in this letter are subject to all applicable taxes, withholding, and any other deductions required by applicable law. 10. Miscellaneous. a. Governing Law. The validity, interpretation, construction, and performance of this letter, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the state of , without giving effect to principles of conflicts of law. b. Entire Agreement. This letter, together with the CIIAA and the Dispute Resolution Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings, and agreements, whether oral or written, between them, relating to the subject matter hereof. c. Counterparts. This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature. d. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents or notices related to this letter, securities of the Company or any of its affiliates, or any other matter, including documents and/or notices required to be delivered to you by applicable securities law or any other law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. You hereby consent to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery, (iii) sign documents electronically, and (iv) participate through an online or electronic system established and maintained by the Company or a third party designated by the Company for any matter specified by the Company, including, without limitation, matters related to Company securities.

If you wish to accept this offer, please sign and date this letter and the attached Confidential Information and Invention Assignment Agreement and Dispute Resolution Agreement and return them to me. As required by law, your employment with the Company is also contingent upon your providing legal proof of your identity and authorization to work in the United States. In addition, the Company reserves the right to conduct background investigations, driving background screenings, drug screening, and/or reference checks on all of its potential employees. Your job offer, therefore, may be contingent upon a clearance of such a background investigation, driving background screening and/or drug screening as applicable, and reference check, if any. This offer, if not accepted, will expire at the close of business on 12/23/2023. We look forward to your favorable reply and to working with you! Very truly yours, Human Resources My signature reflects my acceptance of the offer of employment on the terms and conditions outlined in this letter. signHere1 Jose Salinas Signature:/s/ An ge l Sal in as Email: